[logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS                                                      ANNUAL REPORT
WE INVENTED THE MUTUAL FUND(R)                                DECEMBER 31, 1998

[graphic omitted]

A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

MFS(R) WORLD
GOVERNMENTS SERIES

MFS(R) WORLD GOVERNMENTS SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                            INVESTMENT ADVISER
Jeffrey L. Shames*                  Massachusetts Financial Services Company
Chairman, Chief Executive           500 Boylston Street
Officer, and  Director, MFS         Boston, MA 02116-3741
Investment Management(R)
                                    DISTRIBUTOR
Nelson J. Darling, Jr.              MFS Fund Distributors, Inc.
Professional Trustee                500 Boylston Street
                                    Boston, MA 02116-3741
William R. Gutow
Vice Chairman,                      SHAREHOLDER SERVICE CENTER
Capitol Entertainment Management    MFS Service Center, Inc.
Company;                            P.O. Box 2281
Real Estate Consultant              Boston, MA 02107-9906

PORTFOLIO MANAGER                   For additional information,
James T. Swanson*                   contact your financial adviser.

CHAIRMAN AND PRESIDENT              CUSTODIAN
Jeffrey L. Shames*                  State Street Bank and Trust Company

TREASURER                           AUDITORS
W. Thomas London*                   Deloitte & Touche LLP

ASSISTANT TREASURERS                WORLD WIDE WEB
Mark E. Bradley*                    www.mfs.com
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

-------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Contract Owners:
In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund -- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management(R), the company that grew out of that original fund, has helped guide shareholders through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of December 31, 1998, MFS manages nearly $100 billion, and the firm's 2,000 people serve almost four million investors and their financial advisers worldwide.

One of the elements in the success of MIT did not exist before our founders invented it in 1924. That is daily redemption. This innovation meant that if you wanted to sell your investment in any MFS mutual fund, you would have the security of knowing that you could do so immediately by exchanging into another MFS fund. Or, if you needed your money for other purposes, it could quickly be wired or mailed to you. This daily redemption feature, through which new shares were created when people invested in MIT and were redeemed when people sold, brought another important change to the industry. Now, the price of a mutual fund's shares wasn't determined by supply and demand, but by the value of the securities owned by the fund.

Another factor in our growth was the development of one of the industry's first in-house research departments in 1932. Unlike companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets. That number includes over 35 equity analysts who specialize in industries such as aviation, media, technology, automobiles, and utilities.

While MIT introduced the daily redemption feature, that was not our only invention. We also established the nation's first global bond fund, first high-yield municipal bond fund, and first high-yield municipal closed-end bond fund.

We are proud of the record of MIT and of the funds in the MFS Family of Funds, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

If there is a common thread running through these milestones, it is our always-increasing commitment to providing you with the best possible investment management and shareholder service, just as we have done for the past 75 years.

As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management

    January 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners:
For the 12 months ended December 31, 1998, the Series provided a total return of 7.90% (including the reinvestment of any distributions). This compares to a 15.31% return for the J.P. Morgan Global Government Bond Index (the Morgan Index), an aggregate index of actively traded government bonds issued by 13 countries, including the United States, with remaining maturities of at least one year.

Over the past 12 months the Series was helped by the strong performance of U.S. Treasury bonds, whose prices have appreciated as interest rates have declined. Investors continue to seek them out in a flight to quality created by the stock market's volatility in late summer. Our investments in the credits of the United Kingdom have also done very well. The country is not unifying its currency with the euro, the common currency of nations involved in European monetary union (EMU), and it has been working to control inflation by pursuing a tight monetary policy that has slowed its economy to a point at which rates have fallen and bond prices have risen. The portfolio has profited as a result.

Regarding our current country weightings, it is important to remember that our weightings are driven by our search for the best credits available rather than by a regional allocation strategy. However, the top five countries in which we've invested are the United States, the United Kingdom, Germany, Greece, and Spain.

As the 11 countries involved in EMU have begun to unify around the euro, the Series' investment choices have narrowed. Historically, we have been able to invest in bonds from among the various European countries and trade one country against another depending on prevailing market conditions. With a single currency and interest rate, those options will evaporate. We do, however, see a positive development in the growth of European corporate bonds as a result of economic union. To date, the corporate bond market in Europe has not developed as it has in the United States. As economic union causes trade barriers between the European countries to fall, companies will be able to serve the European market as a whole. We believe this will eliminate corporate redundancies between countries, increase cost savings, boost company profits and stock prices, encourage the efficient distribution of capital, and spur European companies to tap into the world's bond markets.

Unified interest-rate cuts by several of the countries involved in EMU won't have much of an impact on the portfolio. The only possible exception would be a resulting psychological boost to the global markets, underscoring the continuing trend toward lower interest rates around the world. The bond markets, particularly in Germany and France, have been expecting the rate cuts since early 1998, when the European central bank was formed.

The emerging markets still seem to be having difficulty righting themselves. Russia is an economic catastrophe, and its bonds reflect that. We don't believe Brazil is a likely candidate for default because its government has continued to pursue economic reform as a means of lowering its budget deficit. The country also has an International Monetary Fund package that should help its economy, though we do feel that Brazil will face a recession next year and that there will be pressure on its currency. Emerging market credits that we like best are Argentina's, because its currency board helps stabilize the value of its currency, and Mexico's, because it has a resilient economy that is closely tied to that of the United States, which continues to grow.

Turning to Japan, we view that country as remaining in a state of economic contraction, and we don't see this reversing in the near term. The government's attempts at reform have not been sufficient to reverse the tide, and the Japanese economic structure is not amenable to rapid change. As a result, the Series has a very underweighted position in Japan.

As bond investors, we look to MFS' Massachusetts Investors Trust for our inspiration. That portfolio, the nation's first mutual fund, has never missed a quarterly dividend payment in 75 years through all manner of worldwide events such as war, economic depression, oil crises, and radical social change. However, investors should keep in mind that past performance is no guarantee of future results. We view the management of our bond portfolios through the same prism. We strive to provide quality investments and to carry investors through times of uncertainty. Therefore, we look at our investments from a conservative, research-driven point of view and are very deliberate about what we buy and about our long-term decision making.

    Respectfully,

/s/ James T. Swanson

    James T. Swanson
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

PORTFOLIO MANAGER'S PROFILE

James T. Swanson is a Senior Vice President of MFS Investment Management(R). He is portfolio manager of MFS(R) Global Asset Allocation Fund, MFS(R) Strategic Income Fund, MFS(R) Global Governments Fund, MFS(R) Charter Income Fund, MFS(R) Meridian(SM) Charter Income Fund, MFS(R) Meridian(SM) Global Governments Fund, MFS(R) American(SM) Charter Income Fund, MFS(R) Institutional Core Fixed Income Fund, the World Asset Allocation(SM) Series and the World Governments Series offered through MFS(R)/Sun Life annuity products, and two closed-end funds -- MFS(R) Charter Income Trust and MFS(R) Multimarket Income Trust.

Mr. Swanson joined MFS in 1985 as Vice President -- Investments and was named Senior Vice President in 1989. He is a graduate of Colgate University and the Harvard University Graduate School of Business Administration. Mr. Swanson is a Chartered Financial Analyst.

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

OBJECTIVE AND POLICIES

The Series' investment objective is to seek not only preservation, but also growth of capital, together with moderate current income.

Commencement of investment operations: June 14, 1994

Size:  $45.9 million net assets as of December 31, 1998

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the Series in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from July 1, 1994, through December 31, 1998)

             MFS World      J.P. Morgan      Consumer        Salomon Brothers
            Governments  Global Government  Price Index      World Government
              Series        Bond Index         - U.S.           Bond Index
-----------------------------------------------------------------------------
 7/94        $10,000          $10,000         $10,000           $10,000
12/95         11,530           12,010          10,370            12,101
12/96         11,990           12,540          10,710            12,540
12/97         11,860           12,720          10,900            12,570
12/98         12,794           14,666          11,095            14,493

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

                                                                               1 Year              3 Years        10 Years/Life
-------------------------------------------------------------------------------------------------------------------------------
MFS World Governments Series*                                                 + 7.90%              + 3.53%               +5.57%
-------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers World Government Bond Index**+                               +15.29%              +19.77%               +8.59%
-------------------------------------------------------------------------------------------------------------------------------
J.P. Morgan Global Government Bond Index#                                     +15.31%              + 6.88%               +9.11%
-------------------------------------------------------------------------------------------------------------------------------
Consumer Price Index**(+)                                                     + 1.80%              + 2.30%               +2.33%
-------------------------------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the Series' investment operations, June 14, 1994, through December 31, 1998.
 ** Source: CDA/Wiesenberger. "Life" refers to the period from July 1, 1994, through December 31, 1998.
  + Effective immediately, the Salomon Brothers World Government Bond Index will no longer be used as a benchmark because we believe it does not reflect the Series' investment policies and objectives.
  # Source: AIM. "Life" refers to the period from July 1, 1994, through December 31, 1998.
(+) The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility.

PORTFOLIO OF INVESTMENTS - December 31, 1998

Bonds - 85.2%
-------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
ISSUER                                            (000 OMITTED)          VALUE
-------------------------------------------------------------------------------
U.S. Bonds - 51.4%
  Automotive - 1.9%
    General Motors Corporation, 6.75s, 2028          $      836    $   864,700
-------------------------------------------------------------------------------
  Banks and Credit Companies - 1.7%
    International Bank Reconstruction & Development,
      2s, 2008                                       $   90,000    $   794,304
-------------------------------------------------------------------------------
  Broadcasting - 0.9%
    Time Warner Inc., 6.625s, 2029                   $      420    $   436,800
-------------------------------------------------------------------------------
  Consumer Goods and Services - 0.9%
    Tommy Hilfiger, 6.85s, 2008                      $      436    $   419,925
-------------------------------------------------------------------------------
  Entertainment - 2.0%
    Viacom, Inc., 6.75s, 2003                        $      450    $   462,982
    Hearst Argyle Television, Inc., 7.5s, 2027              418        436,129
                                                                   -----------
                                                                   $   899,111
-------------------------------------------------------------------------------
  Financial Institutions - 1.0%
    Ford Motor Credit Company, 6.375s, 2008          $      425    $   446,569
-------------------------------------------------------------------------------
  U.S. Treasury Obligations - 35.3%
    U.S. Treasury Notes, 6.625s, 2002                $    4,900    $ 5,185,572
    U.S. Treasury Notes, 5.5s, 2003                       5,090      5,243,514
    U.S. Treasury Notes, 6.5s, 2005                       4,850      5,315,309
    U.S. Treasury Bonds, 6.125s, 2027                       418        467,897
                                                                   -----------
                                                                   $16,212,292
-------------------------------------------------------------------------------
  Government National Mortgage Association - 7.7%
    GNMA, 6.5s, 2027                                 $    3,504    $ 3,538,888
-------------------------------------------------------------------------------
Total U.S. Bonds                                                   $23,612,589
-------------------------------------------------------------------------------
Foreign Bonds - 33.8%
  Brazil - 0.7%
    Republic of Brazil, 6.125s, 2024                 $      182    $   105,560
    Republic of Brazil, 9.375s, 2008                        318        217,830
                                                                   -----------
                                                                   $   323,390
-------------------------------------------------------------------------------
  Canada - 1.6%
    Government of Canada, 5.25s, 2008   CAD                 738    $   741,343
-------------------------------------------------------------------------------
  Denmark - 1.0%
    Kingdom of Denmark, 7s, 2007        DKK               2,389    $   451,105
-------------------------------------------------------------------------------
  Germany - 4.7%
    Germany Federal Republic, 6s, 2007  DEM               1,895    $ 1,297,984
    Germany Federal Republic, 6.5s, 2027                    723        543,984
    Germany Federal Republic, 9s, 2000                      513        338,155
                                                                   -----------
                                                                   $ 2,180,123
-------------------------------------------------------------------------------
  Greece - 3.4%
    Hellenic Republic, 5.75s, 2008      XEU                 357    $   449,613
    Hellenic Republic, 8.01s, 2003      GRD             295,000      1,104,605
                                                                   -----------
                                                                   $ 1,554,218
-------------------------------------------------------------------------------
  Italy - 1.6%
    Republic of Italy, 5.75s, 2002      ITL           1,155,000    $   753,611
-------------------------------------------------------------------------------
  Mexico - 2.0%
    Petroleos Mexicanos, 10.261s, 2005 (Oils)##             100    $    91,000
    United Mexican States, 9.875s, 2007                     840        825,300
                                                                   -----------
                                                                   $   916,300
-------------------------------------------------------------------------------
  New Zealand - 2.2%
    Government of New Zealand, 8s, 2004 NZD               1,692    $   993,554
-------------------------------------------------------------------------------
  South Korea - 0.7%
    Republic of Korea, 8.75s, 2003                          100    $   101,810
    Republic of Korea, 8.875s, 2008                         230        235,115
                                                                   -----------
                                                                   $   336,925
-------------------------------------------------------------------------------
  Spain - 3.2%
    Government of Spain, 6s, 2008       ESP             180,060    $ 1,460,426
-------------------------------------------------------------------------------
  United Kingdom - 12.7%
    United Kingdom Treasury, 9s, 2008   GBP                 387    $   876,964
    United Kingdom Treasury, 6.75s, 2004                  1,254      2,336,133
    United Kingdom Treasury, 7.25s, 2007                  1,312      2,634,626
                                                                   -----------
                                                                   $ 5,847,723
-------------------------------------------------------------------------------
Total Foreign Bonds                                                $15,558,718
-------------------------------------------------------------------------------
Total Bonds (Identified Cost, $38,113,200)                         $39,171,307
-------------------------------------------------------------------------------
Short-Term Obligations -- 13.1%
-------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due 1/04/99
      - 1/ 14/99, at Amortized Cost                  $    6,000    $ 5,996,141
-------------------------------------------------------------------------------
Call Options Purchased -- 0.2%
-------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE              (000 OMITTED)
-------------------------------------------------------------------------------
    Deutsche Marks/British Pounds/
     January/2.637                      DEM               4,037    $        48
    Japanese Yen/February/112           JPY             410,216         77,121
    Swedish Kronor/British Pounds/
     March/12.5                         SEK
                                                         18,878          7,570
-------------------------------------------------------------------------------
Total Call Options Purchased (Identified Cost, $107,499)           $    84,739
-------------------------------------------------------------------------------
Put Options Purchased -- 0.1%
-------------------------------------------------------------------------------
    Deutsche Marks/November/1.95        DEM                 287    $    11,767
    Deutsche Marks/November/1.95                            155          6,558
    Deutsche Marks/British Pounds/January/2.8065          4,296          5,044
    Japanese Yen/March/125              JPY             457,830         23,807
    Japanese Yen/Deutsche Marks/May/85                  584,767          1,754
-------------------------------------------------------------------------------
Total Put Options Purchased (Identified Cost, $114,366)            $    48,930
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $44,331,206)                   $45,301,117
-------------------------------------------------------------------------------
Call Options Written - (0.2)%
-------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE              (000 OMITTED)          VALUE
-------------------------------------------------------------------------------
    Japanese Yen/February/108           JPY            (395,565)   $   (31,645)
    Japanese Yen/Deutsche Marks/May/64.82              (178,375)       (39,956)
-------------------------------------------------------------------------------
Total Call Options Written (Identified Cost, $52,852)              $   (71,601)
-------------------------------------------------------------------------------
Put Options Written
-------------------------------------------------------------------------------
    Hong Kong Dollars/June/8.5          HKD              (8,392)   $         0
    Hong Kong Dollars/June/9                             (8,000)             0
-------------------------------------------------------------------------------
Total Put Options Written (Identified Cost, $53,932)               $         0
-------------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.6%                                 735,986
-------------------------------------------------------------------------------
Net Assets -- 100.0%                                               $45,965,502
-------------------------------------------------------------------------------

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than U.S. dollars. A list of abbreviations is shown below.

AUD   =  Australian Dollars            ITL   =  Italian Lire
DEM   =  Deutsche Marks                JPY   =  Japanese Yen
ESP   =  Spanish Pesetas               NLG   =  Dutch Guilders
DKK   =  Danish Kroner                 NZD   =  New Zealand Dollars
GBP   =  British Pounds                SEK   =  Swedish Kronar
GRD   =  Greek Drachma                 SGD   =  Singapore Dollars
HKD   =  Hong Kong Dollars             XEU   =  European Currency Unit

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

-------------------------------------------------------------------------------------------
DECEMBER 31, 1998
-------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $44,331,206)                         $45,301,117
  Cash                                                                              17,944
  Net receivable for forward foreign currency exchange contracts to sell            12,539
  Net receivable for forward foreign currency exchange contracts to purchase        37,502
  Net receivable for forward foreign currency exchange contracts subject to
    master netting agreements                                                       37,404
  Receivable for Series shares sold                                                226,726
  Receivable for investments sold                                                   31,499
  Interest receivable                                                              623,173
  Receivable from investment adviser                                                 7,261
  Deferred organization expenses                                                       662
  Other assets                                                                         249
                                                                               -----------
      Total assets                                                             $46,296,076
                                                                               -----------
Liabilities:
  Payable for Series shares reacquired                                         $   189,734
  Payable for investments purchased                                                 66,843
  Written options outstanding, at value (premiums received, $106,784)               71,601
  Payable to affiliates -
    Management fee                                                                     936
    Shareholder servicing agent fee                                                     45
    Accrued expenses and other liabilities                                           1,415
                                                                               -----------
      Total liabilities                                                        $   330,574
                                                                               -----------
Net assets                                                                     $45,965,502
                                                                               ===========
Net assets consist of:
  Paid-in capital                                                              $42,977,338
  Unrealized appreciation on investments and translation of assets and
    liabilities in foreign currencies                                            1,099,237
  Accumulated net realized loss on investments and foreign currency
    transactions                                                                  (138,383)
  Accumulated undistributed net investment income                                2,027,310
                                                                               -----------
      Total                                                                    $45,965,502
                                                                               ===========
Shares of beneficial interest outstanding                                       4,224,667
                                                                                =========

Net asset value per share
  (net assets / shares of beneficial interest outstanding)                       $10.88
                                                                                 ======

See notes to financial statements

Statement of Operations
--------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------
Net investment income:
  Interest income                                               $2,546,823
                                                                ----------

  Expenses -
    Management fee                                              $  312,521
    Administrative fee                                               4,678
    Trustees' compensation                                           1,971
    Shareholder servicing agent fee                                 13,681
    Custodian fee                                                   34,936
    Printing                                                        59,801
    Auditing fees                                                   31,300
    Amortization of organization expenses                            1,506
    Legal fees                                                       1,606
    Miscellaneous                                                      223
                                                                ----------
      Total expenses                                            $  462,223
    Fees paid indirectly                                            (3,151)
    Reduction of expenses by investment adviser                    (42,378)
                                                                ----------
      Net expenses                                              $  416,694
                                                                ----------
        Net investment income                                   $2,130,129
                                                                ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                     $  213,197
    Written option transactions                                    449,757
    Foreign currency transactions                                 (725,288)
                                                                ----------
      Net realized loss on investments and foreign
       currency transactions                                    $  (62,334)
                                                                ----------

  Change in unrealized appreciation -
    Investments                                                 $1,053,472
    Written options                                                    921
    Translation of assets and liabilities in foreign
      currencies                                                   106,839
                                                                ----------
      Net unrealized gain on investments and foreign
        currency translation                                    $1,161,232
                                                                ----------
        Net realized and unrealized gain on investments
         and foreign currency                                   $1,098,898
                                                                ----------
          Increase in net assets from operations                $3,229,027
                                                                ==========

See notes to financial statements

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                          1998            1997
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                       $ 2,130,129     $ 1,973,024
  Net realized loss on investments and foreign currency transactions              (62,334)     (2,045,124)
  Net unrealized gain on investments and foreign currency translation           1,161,232         165,092
                                                                              -----------     -----------
    Increase in net assets from operations                                    $ 3,229,027     $    92,992
                                                                              -----------     -----------

Distributions declared to shareholders -
  From net investment income                                                  $  (492,887)    $  (490,069)
  From net realized gain on investments and foreign currency transactions       --               (221,999)
  In excess of net realized gain on investments and foreign
    currency transactions                                                       --                    (84)
                                                                              -----------     -----------
    Total distributions declared to shareholders                              $  (492,887)    $  (712,152)
                                                                              -----------     -----------
Net increase in net assets from Series share transactions                     $ 5,170,895     $12,654,674
                                                                              -----------     -----------
      Total increase in net assets                                            $ 7,907,035     $12,035,514
Net assets:
  At beginning of year                                                         38,058,467      26,022,953
                                                                              -----------     -----------
  At end of year (including accumulated undistributed net investment
    income of $2,027,310 and $552,118, respectively)                          $45,965,502     $38,058,467
                                                                              ===========     ===========

See notes to financial statements

Financial Highlights
                                                                 YEAR ENDED DECEMBER 31,                         PERIOD ENDED
                                               ------------------------------------------------------------      DECEMBER 31,
                                                     1998              1997            1996            1995             1994*
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each year):
Net asset value - beginning of year                $10.21            $10.58          $10.17          $ 9.82            $10.00
                                                   ------            ------          ------          ------            ------
Income from investment operations# -
  Net investment income(S)                         $ 0.53            $ 0.61          $ 0.60          $ 0.63            $ 0.17
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                     0.27             (0.73)          (0.19)           0.78             (0.09)
                                                   ------            ------          ------          ------            ------
      Total from investment operations             $ 0.80            $(0.12)         $ 0.41          $ 1.41            $ 0.08
                                                   ------            ------          ------          ------            ------
Less distributions declared to shareholders -
  From net investment income                       $(0.13)           $(0.17)         $ --            $(0.42)           $(0.17)
  From net realized gain on investments and
    foreign currency transactions                    --               (0.08)           --              --                --
  In excess of net investment income                 --                --              --             (0.54)            (0.09)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                     --                --  (+)         --              --                --
  Tax return of capital                              --                --              --             (0.10)             --
                                                   ------            ------          ------          ------            ------
      Total distributions declared to
       shareholders                                $(0.13)           $(0.25)         $ --            $(1.06)           $(0.26)
                                                   ------            ------          ------          ------            ------
Net asset value - end of year                      $10.88            $10.21          $10.58          $10.17            $ 9.82
                                                   ======            ======          ======          ======            ======
Total return                                        7.90%           (1.13)%           4.03%          14.38%             0.79%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                        1.01%             1.00%           1.00%           1.00%             1.00%+
  Net investment income                             5.11%             5.96%           5.84%           6.05%             4.68%+
Portfolio turnover                                   270%              335%            361%            211%               62%
Net assets at end of year (000 omitted)           $45,966           $38,058         $26,023          $7,424            $2,881

  * For the period from the commencement of the Series' investment operations, June 14, 1994, through December 31, 1994.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995. The Series has an expense offset arrangement which reduces the Series'
    custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent. The
    Series' expenses are calculated without reduction for this expense offset arrangement.
(+) Per share amount was less than $0.01 per share.
(S) Subject to reimbursement by the Series, the investment adviser agreed to maintain expenses of the Series, exclusive of management fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

    Net investment income                          $ 0.52           $ 0.59          $ 0.50          $ 0.53             $ 0.16
    Ratios (to average net assets):
      Expenses##                                    1.11%            1.15%           2.03%           1.99%              1.10%+
      Net investment income                         5.01%            5.81%           4.81%           5.09%              4.58%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS World Governments Series (the Series) is a non-diversified series of MFS Variable Insurance Trust (the Trust) which is comprised of the following 13 series: MFS(R) Bond Series, MFS(R) Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Market Equity Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) New Discovery Series, MFS(R) Research Series, MFS(R) Total Return Series, MFS(R) Utilities Series, MFS(R) Value Series, and MFS World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1998, there were 29 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Written Options - The Series may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Series realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Series. The Series, as writer of an option, may have no control over whether the underlying securities may be sold
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Series' management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported on the Series' tax return.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 1998, $162,050 was reclassified from accumulated undistributed net investment income to accumulated net realized gain on investments and foreign currency transactions due to differences between book and tax accounting for mortgage-backed securities and currency transactions. This change had no effect on the net assets or net asset value per share. At December 31, 1998, accumulated undistributed net investment income and realized gain on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for currency transactions and capital loss carryforward.

At December 31, 1998, the Series, for federal income tax purposes, had a capital loss carryforward of $28,643 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2005.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1998, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $345,485.

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                 PURCHASES           SALES
--------------------------------------------------------------------------
U.S. government securities                     $38,596,056     $35,586,624
                                               -----------     -----------
Investments (non-U.S. government securities)   $64,635,459     $65,590,534
                                               -----------     -----------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $44,442,719
                                                               -----------
Gross unrealized appreciation                                  $ 1,114,371
Gross unrealized depreciation                                     (225,973)
                                                               -----------
    Net unrealized depreciation                                $   858,398
                                                               ===========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value. Transactions in Series shares were as follows:

                                       YEAR ENDED DECEMBER 31, 1998        YEAR ENDED DECEMBER 31, 1997
                                  ---------------------------------   ---------------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            3,079,990      $  32,082,673        3,486,026      $  35,259,856
Shares issued to shareholders in
  reinvestment of distributions           48,322            492,887           71,073            712,152
Shares reacquired                     (2,631,510)       (27,404,665)      (2,289,007)       (23,317,334)
                                      ----------      -------------       ----------      -------------
    Net increase                         496,802      $   5,170,895        1,268,092      $  12,654,674
                                      ==========      =============       ==========      =============

(6) Line of Credit
The Series and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the period ended December 31, 1998, was $264.

(7) Financial Instruments
The Series trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                            1998 CALLS                             1998 PUTS
                               -------------------------------------  ------------------------------------
                                   PRINCIPAL AMOUNTS                      PRINCIPAL AMOUNTS
                                        OF CONTRACTS                           OF CONTRACTS
                                       (000 OMITTED)        PREMIUMS          (000 OMITTED)   PREMIUMS
---------------------------------------------------------------------------------------------------------
Outstanding, beginning of year -
  Japanese Yen                              446,022       $  70,389                  --      $ --
Options written -
  Australian Dollars                          2,548          44,357                  1,695      20,982
  British Pounds                              2,348          24,138                  --        --
  Canadian Dollars                            7,971          40,835                  2,763      10,336
  German Marks                                8,337          12,509                  --        --
  German Marks/British Pounds                 4,051          19,446                  4,320      22,663
  Hong Kong Dollars                           --            --                      16,392      53,932
  Japanese Government Bonds                 504,000           7,744              1,009,200      28,531
  Japanese Yen                            2,726,801         178,944              2,556,176      70,729
  Japanese Yen/German Marks                 640,577         128,841                  --        --
Options terminated in closing transactions -
  Australian Dollars                         (1,929)        (36,281)                (1,695)    (20,982)
  British Pounds                             (2,348)        (24,138)                  --       --
  Canadian Dollars                           (2,096)        (16,335)                (2,763)    (10,336)
  German Marks/British Pounds                (4,051)        (19,446)                    (9)     (3,217)
  Japanese Government Bonds                (504,000)         (7,744)            (1,009,200)    (28,531)
  Japanese Yen                           (1,111,784)        (61,506)            (1,518,346)    (39,569)
Options expired -
  Canadian Dollars                           (5,875)        (24,500)                 --        --
  German Marks/British Pounds                 --            --                      (4,311)    (19,446)
  Japanese Yen                             (446,022)        (70,389)              (388,090)    (20,501)
  Japanese Yen/German Marks                (462,202)       (107,488)                 --        --
Options exercised -
  Australian Dollars                           (619)         (8,076)                 --        --
  German Marks                               (8,337)        (12,509)                 --        --
  Japanese Yen                           (1,219,452)        (85,939)              (649,740)    (10,659)
                                                          ---------                          ---------
                                                          $  52,852                          $  53,932
                                                          ---------                          ---------
Outstanding, end of year
Options outstanding at end of year consists of:
  Hong Kong Dollars                           --          $ --                      16,392   $  53,932
  Japanese Yen                              395,565          31,499                  --        --
  Japanese Yen/German Marks                 178,375          21,353                  --        --
                                                          ---------                          ---------
Outstanding, end of year                                  $  52,852                          $  53,932
                                                          =========                          =========

At December 31, 1998, the Series had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                               NET UNREALIZED
                                           CONTRACTS TO                           CONTRACTS      APPRECIATION
                  SETTLEMENT DATE       DELIVER/RECEIVE   IN EXCHANGE FOR          AT VALUE    (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------
Sales                     3/15/99  AUD          642,963        $  402,656        $  393,139          $ 9,517
                          3/15/99  DKK        3,071,351           485,696           483,720            1,976
                          3/15/99  SGD        1,912,055         1,167,667         1,166,621            1,046
                                                               ----------        ----------          -------
                                                               $2,056,019        $2,043,480          $12,539
                                                               ==========        ==========          =======
Purchases                 3/15/99  AUD        1,736,851        $1,071,637        $1,061,995          $(9,642)
                          3/15/99  JPY       90,221,868           777,339           803,007           25,668
                          3/15/99  NLG            6,123             3,275             3,269               (6)
                          3/15/99  NZD        2,133,869         1,101,076         1,122,558           21,482
                                                               ----------        ----------          -------
                                                               $2,953,327        $2,990,829          $37,502
                                                               ==========        ==========          =======

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $95,939 with Deutsche Bank, and net receivable, of $18,063 with C.S. First Boston Bank and $115,280 with Merrill Lynch at December 31, 1998.

At December 31, 1998, the Series had sufficient cash and/or securities to cover any commitments under these contracts.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS World Governments Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS World Governments Series (the Series) (one of the series constituting the MFS Variable Insurance Trust) as of December 31 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1998, and 1997. and the financial highlights for each of the years in the five-year period ended December 31, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31,1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS World Governments Series at December 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 4, 1999

(C)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                                  VWG-2 2/99 36M